UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 6, 2006

Interpharm Holdings, Inc.
(Exact name of Registrant as specified in charter)

Delaware	0-22710	13-3673965
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

75 Adams Avenue, Hauppauge, New York 11725
(Address of principal executive offices)   (Zip Code)

Registrant's telephone number, including area code: (631) 952-0214

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

Effective March 6, 2006, Dr. Mark A. Goodman resigned from his position as a member of the registrant’s Board of Directors.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERPHARM HOLDINGS, INC.

March 8, 2006	By:	/s/ George Aronson
George Aronson
Chief Financial Officer

Exhibits

Exhibit 17	Letter from Dr. Mark A. Goodman M.D. dated March 6, 2006